Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-B

KEY PERFORMANCE FACTORS
November 30, 1996



        Expected B Maturity                         06/15/00


        Blended Coupon                               5.5711%


        Excess Protection Level
          3 Month Average   5.34%
          November, 1996   5.45%
          October, 1996   5.25%
          September, 1996   5.33%


        Cash Yield                                  17.08%


        Investor Charge Offs                         3.86%


        Base Rate                                    7.76%


        Over 35 Day Delinquency                      4.38%


        Seller's Interest                           15.65%


        Total Payment Rate                          11.72%


        Total Principal Balance                     $22,372,660,639.66


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,500,733,121.17